UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 2026

flyExclusive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)

252-208-7715

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fifth Amendment to the Aircraft Management Services Agreement

As previously reported, on September 2, 2024, flyExclusive, Inc. (the “Company”) entered into an Aircraft Management Services Agreement (as amended, the “Volato Agreement”) with Volato Group, Inc. (“Volato Group”). Pursuant to the Volato Agreement, Volato Group engaged the Company as an independent contractor to provide certain aircraft management services and agreed that the Company will be the exclusive provider of such services to Volato Group. Under the terms of the Volato Agreement, the Company manages flight operations, sales, and expenses of Volato Goup’s fleet. As part of the Volato Agreement, Volato Group granted the Company an option to acquire Volato Group via merger with and into a wholly owned subsidiary of the Company, subject to required consents and approvals by both Volato Group and the Company (the “Merger Option”). On October 1, 2025, the Company and Volato Group entered into a Fourth Amendment to Aircraft Management Services Agreement, pursuant to which Volato Group granted the Company the right to purchase from Volato Group certain aviation-related assets and assume certain obligations of Volato Group related to aviation-related assets (the “flyExclusive Option”), and the Company granted Volato Group the right to sell to the Company certain aviation-related assets and assign certain obligations of Volato (the “Volato Option,” and collectively with the flyExclusive Option, the “Asset Options”).

On March 6, 2025, the Company and Volato entered into a Fifth Amendment to the Aircraft Management Services Agreement (the “Amendment”). Among other things, the Amendment (i) amends and restates Section 4(f) of the Volato Agreement to establish reciprocal asset options permitting either party, subject to stated conditions, to cause the purchase and sale of designated “Vaunt” or “Non‑Vaunt” assets pursuant to an asset purchase agreement in the form attached as Exhibit A thereto; (ii) provides that the Volato Option may be exercised by Volato Group up to two times in the aggregate, provided that the aggregate purchase price payable for all exercises of the Volato Option will equal and not exceed $2,000,000 (the “Total Purchase Price”), payable in cash, in shares of the Company’s Class A common stock valued at volume-weighted average price as of the effective date of the applicable asset purchase agreement, or a combination thereof, at the Company’s discretion; and (iii) includes registration‑rights requiring the Company, if it issues shares of its Class A common stock as consideration, to file within 30 days and use commercially reasonable efforts to cause to become effective a registration statement covering the resale of any such shares and to maintain effectiveness until the shares are freely resalable, together with related listing undertakings.

Asset Purchase Agreement

On March 6, 2026, Volato Group exercised a portion of the Volato Option, and the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Volato Group and its wholly owned subsidiaries Volato, Inc. and Fly Vaunt, LLC (together with Volato Group, “Volato”). Pursuant to the Purchase Agreement, the Company agreed to purchase from Volato, and Volato agreed to sell to the Company, certain assets designated as the “Non-Vaunt Assets” (the “Acquired Assets”). The Acquired Assets include, among other things, the Mission Control private aviation operation software and other specified tangible and intangible property listed on Schedule 1.1(a), certain books and records, intellectual property and related rights listed on Schedule 1.1(d) (including specified copyrights, trademarks, patent applications and related goodwill), certain permits and other rights, and associated goodwill. Assets excluded from the Purchase Agreement include cash and cash equivalents, bank accounts and other excluded assets described in Section 1.3 of the Purchase Agreement.

The aggregate purchase price was $1,333,333, which the Company paid in 451,901 shares of its Class A common stock based on a volume-weighted average price of $2.9505 per share as of the Closing Date, as calculated pursuant to the terms of the Purchase Agreement. Pursuant to the Amendment, each of the Company and Volato Group retains the right to exercise the Asset Options again to purchase any assets not covered by Volato Group’s exercise of the Volato Option for an aggregate purchase price of up to $666,667, which is the balance of the Total Purchase Price less the $1,333,333 purchase price per the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference. The 451,901 shares of Class A common stock issued as consideration as described in this Current Report on Form 8-K were offered and sold to Volato in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.1	Asset Purchase Agreement, dated March 6, 2026, by and among flyExclusive, Inc., Volato Group, Inc., Volato, Inc. and Fly Vaunt, LLC.
10.2	Fifth Amendment to Aircraft Management Services Agreement, dated as of March 6, 2026, by and between flyExclusive, Inc. and Volato Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2026

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman